Exhibit 10.1
FIRST AMENDMENT TO FINANCING AGREEMENT
This FIRST AMENDMENT TO FINANCING AGREEMENT (this “Amendment”) is made and entered into as of June 7, 2026 by and among CARIS LIFE SCIENCES, INC., a Texas corporation (the “Borrower”), and certain Subsidiaries of the Borrower, as Guarantors and the Lenders party hereto, and acknowledged by BLUE OWL CAPITAL CORPORATION, a Maryland corporation, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into a Financing Agreement, dated as of April 1, 2026 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Financing Agreement” and the Existing Financing Agreement as amended by this Amendment, the “Financing Agreement”), pursuant to which the Lenders have agreed to extend credit to the Borrower on the terms set forth therein;
WHEREAS, pursuant to Section 10.5(a) of the Financing Agreement, the Financing Agreement may, subject to Section 10.5(b) of the Existing Financing Agreement, be amended by an instrument in writing signed by the Borrower and the Required Lenders; and
WHEREAS, the Borrower, the Guarantors party hereto, the Administrative Agent and the Lenders party hereto constituting the Required Lenders desire to amend certain provisions of the Financing Agreement as provided in this Amendment.
NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Financing Agreement. This Amendment shall constitute a Loan Document for all purposes of the Financing Agreement and the other Loan Documents.
2.Amendments to Credit Agreement.
(a)Schedule 1.1(c). New Schedule 1.1(c) (Specified Repurchases) is hereby added to the Financing Agreement in the form attached to this Amendment as Exhibit A.
(b)Section 6.5. Section 6.5 of the Financing Agreement is hereby amended by replacing clause (f) therein in its entirety with the following text: “(f) the repurchase of Qualified Capital Stock of the Borrower, subject to the conditions specified on Schedule 1.1(c) to this Agreement;”.
3.Conditions to Effectiveness of Amendment. This Amendment shall become effective upon satisfaction of the following conditions (the first date on which all of the following conditions have been satisfied being referred to herein as the “First Amendment Effective Date”):

(a)receipt by the Lenders, the Administrative Agent, the Borrower and Guarantors of a counterpart signature of the other to this Amendment duly executed and delivered by each of the Lenders, the Administrative Agent, the Borrower and the Guarantors;
(b)each of the representations and warranties made by each of the Loan Parties set forth in Section 5 of this Amendment shall be true and correct; and
(c)Borrower shall have paid to Administrative Agent, the fees and expenses then due and payable pursuant to Section 4 of this Amendment.
4.Expenses. The Borrower agrees to pay on demand all expenses of the Administrative Agent and the Lenders (including, without limitation, the fees and out-of-pocket expenses of Latham & Watkins LLP, counsel to the Administrative Agent) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.
5.Representations and Warranties. The Borrower represents and warrants to the Lenders, as of the effective date of this Amendment, as follows:
(a)As of the date hereof, the representations and warranties contained in the Financing Agreement and in each other Loan Document, certificate or other writing delivered to Administrative Agent or any Lender pursuant to the Financing Agreement or any of the other Loan Documents on or prior to the date hereof are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date.
(b)No Default or Event of Default has occurred and is continuing or would result from the effectiveness of this Amendment or the transactions contemplated hereby.
6.No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Administrative Agent and the Lenders under the Financing Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Financing Agreement or the other Loan Documents, all of which shall continue in full force and effect.
7.Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other
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electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
8. Reaffirmation. The Borrower and each other Loan Party, as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Person grants Liens in its property or otherwise acts as accommodation party or guarantor, as the case may be pursuant to the Loan Documents, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Existing Financing Agreement and each other Loan Document to which it is a party (after giving effect hereto) and (ii) to the extent such Person granted Liens in any of its property pursuant to any Loan Documents as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of Liens and confirms and agrees that such Liens hereafter secure all of the Obligations as amended hereby. The Borrower and each other Loan Party hereby acknowledges that the Financing Agreement and each other Loan Document remains in full force and effect and is hereby ratified and reaffirmed.
9.GOVERNING LAW; Consent to Jurisdiction; Waiver of Jury Trial; Service of Process.
(a)THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.
(b)    Sections 10.17, 10.18 and 10.25 of the Financing Agreement are incorporated herein, mutatis mutandis.
10.Agent Authorization. Each of the Lenders party hereto, constituting the Required Lenders, hereby authorizes and directs the Administrative Agent to execute and deliver the acknowledgment to this Amendment.
[Remainder of Page Intentionally Left Blank]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.
CARIS LIFE SCIENCES, INC., as the Borrower
By:    /s/ Luke Power
Name:    Luke Power
Title:    Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer
CARIS MPI, INC.,
CARIS PHARMATECH, INC.,
CARIS SCIENCE, INC., and
CARIS THERAPEUTICS, INC.,
each as a Guarantor
By:    /s/ Luke Power
Name:    Luke Power
Title:    Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer

CARIS SECURITY, LLC,
as a Guarantor
By:    /s/ Luke Power
Name:    Luke Power
Title:    Treasurer

[Signature Page to First Amendment to Financing Agreement]

ACKNOWLEDGED BY:
BLUE OWL CAPITAL CORPORATION, as Administrative Agent
By: Blue Owl Credit Advisors LLC, its Investment Advisor
By: /s/ Adam Forchheimer
Name: Adam Forchheimer
Title: Authorized Signatory
[Signature Page to First Amendment to Financing Agreement]

Blue Owl Capital Corporation, as a Lender
By: Blue Owl Credit Advisors LLC, its Investment Advisor
By:_/s/ Adam Forchheimer
Name: Adam Forchheimer
Title: Authorized Signatory
Blue Owl Credit Income Corp., as a Lender
By: Blue Owl Credit Advisors LLC, its Investment Advisor
By: /s/ Adam Forchheimer
Name: Adam Forchheimer
Title: Authorized Signatory
Blue Owl Diversified Lending 2020 Continuing Submaster Fund I LLC, as a Lender
By: Blue Owl Diversified Lending 2020 Master Fund LP, its sole member
By: Blue Owl Diversified Lending 2020 GP LLC, its general partner
By: /s/ Adam Forchheimer
Name: Adam Forchheimer
Title: Authorized Signatory
Owl Rock Unlevered Diversified Lending Sub-Master Fund 1, L.P., as a Lender
By: its General Partner Blue Owl Diversified Lending 2020 GP LLC
By: /s/ Adam Forchheimer
Name: Adam Forchheimer
Title: Authorized Signatory
Parliament Funding IV LLC, as a Lender
By: Series 2024-1, a series of Blue Owl Direct Lending Insurance Fund LP, its sole member
By: Blue Owl Direct Lending Insurance Fund GP LLC, its general partner

By: /s/ Adam Forchheimer
Name: Adam Forchheimer
Title: Authorized Signatory
[Signature Page to First Amendment to Financing Agreement]

Blue Owl Opportunistic Lending DL (C) LP, as a Lender
By: Blue Owl Opportunistic Lending DL (C) GP LLC
Its: General Partner
By: Blue Owl Credit Private Fund Advisors LLC
Its: Sole Member
By: /s/ Adam Forchheimer
Name: Adam Forchheimer
Title: Authorized Signatory
OR Opportunistic DL (C) Funding LLC, as a Lender
By: Blue Owl Opportunistic Lending DL (C) LP, its sole member
By: /s/ Adam Forchheimer
Name: Adam Forchheimer
Title: Authorized Signatory
Blue Owl Diversified Lending (CP) I LLC, as a Lender
By: Blue Owl Diversified Lending (CP) LP
Its: Sole Member
By: /s/ Adam Forchheimer
Name: Adam Forchheimer
Title: Authorized Signatory
Blue Owl Diversified Lending (CP) II LLC, as a Lender
By: Blue Owl Diversified Lending (CP) LP
Its: Sole Member
By: /s/ Adam Forchheimer
Name: Adam Forchheimer
Title: Authorized Signatory
Blue Owl Technology Finance Corp., as a Lender
By: Blue Owl Technology Credit Advisors LLC, its Investment Advisor
By: /s/ Adam Forchheimer
Name: Adam Forchheimer
Title: Authorized Signatory
[Signature Page to First Amendment to Financing Agreement]

Blue Owl Funding Partners II LP, as a Lender
By: Blue Owl Funding Partners II GP LLC, its general partner
By: /s/ Adam Forchheimer
Name: Adam Forchheimer
Title: Authorized Signatory
Blue Owl First Lien II Continuing Submaster Fund I LLC, as a Lender
By: Blue Owl First Lien Master Fund II LP, its sole member
By: Blue Owl First Lien II GP LLC, its general partner
By: /s/ Adam Forchheimer
Name: Adam Forchheimer
Title: Authorized Signatory
Blue Owl First Lien Fund II 1X Master LP, as a Lender
By: Blue Owl First Lien II 1X GP LLC, its General Partner
By: /s/ Adam Forchheimer
Name: Adam Forchheimer
Title: Authorized Signatory
Blue Owl Beaufort Credit Fund LP, as a Lender
By: Blue Owl Beaufort Credit GP LLC, its General Partner
By: /s/ Adam Forchheimer
Name: Adam Forchheimer
Title: Authorized Signatory
Blue Owl First Lien Fund (C) I LLC, as a Lender
By: Blue Owl First Lien Fund (C) LP, its sole member
By: Blue Owl First Lien Fund (C) GP LLC, its general partner
By: /s/ Adam Forchheimer
Name: Adam Forchheimer
Title: Authorized Signatory
[Signature Page to First Amendment to Financing Agreement]

Blue Owl First Lien Fund (O) LP, as a Lender
By: Blue Owl First Lien Fund (O) GP LLC, its general partner

By: /s/ Adam Forchheimer
Name: Adam Forchheimer
Title: Authorized Signatory
Mangum III LLC – Series A, as a Lender
By: Blue Owl Credit Private Funds Advisors LLC, its Collateral Manager

By: /s/ Adam Forchheimer
Name: Adam Forchheimer
Title: Authorized Signatory
Blue Owl US Direct Lending SMA 2019 LP, as a Lender
By: Blue Owl US Direct Lending SMA GP Ltd, its General Partner
By: Blue Owl Credit Private Fund Advisors LLC, as Attorney-in-Fact for the General Partner

By: /s/ Adam Forchheimer
Name: Adam Forchheimer
Title: Authorized Signatory
Blue Owl Lending Fund (M) LP, as a Lender
By: Blue Owl Lending Fund (M) GP LLC, its General Partner

By: /s/ Adam Forchheimer
Name: Adam Forchheimer
Title: Authorized Signatory
[Signature Page to First Amendment to Financing Agreement]

BODL Funding II LLC, as a Lender
By: Blue Owl Diversified Lending 2020 Master Fund LP, its Member
By: Blue Owl Diversified Lending 2020 GP, LLC, its General Partner
By: /s/ Adam Forchheimer
Name: Adam Forchheimer
Title: Authorized Signatory
BOFL Funding I LLC, as a Lender
By: Blue Owl First Lien Master Fund II L.P., as Sole Managing Member
By: Blue Owl First Lien II GP LLC, its General Partner
By: /s/ Adam Forchheimer
Name: Adam Forchheimer
Title: Authorized Signatory
[Signature Page to First Amendment to Financing Agreement]

BLACKSTONE HOLDINGS FINANCE CO. L.L.C., as a Lender

By: /s/ Joe Rocco
Name: Joe Rocco
Title: Managing Director and Treasurer

[Signature Page to First Amendment to Financing Agreement]

BCSA - A FUND LOWER I (LUX) SCSP, as a Lender

By: /s/ Tony Whiteman
Name: Tony Whiteman
Title: Category A Manager

By: /s/ Pierre Beckmann
Name: Pierre Beckmann
Title: Category B Manager
[Signature Page to First Amendment to Financing Agreement]

BXC ARMADILLO CO-INVESTMENT FUND-D LP, as a Lender
By: BXC Armadillo Co-Investment Fund-D GP LLC, its general partner

By: /s/ Margaret McSpadden
Name: Margaret McSpadden
Title: Authorized Signatory
BLACKSTONE COF V AIV-1A LP, as a Lender
By: Blackstone Capital Opportunities Associates V LP, its general partner

By: /s/ Margaret McSpadden
Name: Margaret McSpadden
Title: Authorized Signatory
BXCI BXDR II SUB-UF LLC, as a Lender

By: /s/ Margaret McSpadden
Name: Margaret McSpadden
Title: Authorized Signatory
[Signature Page to First Amendment to Financing Agreement]

BLACKSTONE CREDIT ABC FUND LP, as a Lender
By: Blackstone Credit ABC Associates LLC, its general partner

By: /s/ Margaret McSpadden
Name: Margaret McSpadden
Title: Authorized Signatory
EMPIRE SUB LLC, as a Lender
By: /s/ Margaret McSpadden
Name: Margaret McSpadden
Title: Authorized Signatory
EMPIRE SUB-UF LLC, as a Lender
By: /s/ Margaret McSpadden
Name: Margaret McSpadden
Title: Authorized Signatory
BLACKSTONE CREDIT SERIES FUND-C LP SERIES A-II, as a Lender
By: Blackstone Credit Series Fund-C Associates LLC, its general partner
By: GSO Holdings I, L.L.C., its managing member

By: /s/ Margaret McSpadden
Name: Margaret McSpadden
Title: Authorized Signatory
BLACKSTONE CREDIT SERIES FUND-C LP SERIES B-II, as a Lender
By: Blackstone Credit Series Fund-C Associates LLC, its general partner
By: GSO Holdings I, L.L.C., its managing member
By: /s/ Margaret McSpadden
Name: Margaret McSpadden
Title: Authorized Signatory
[Signature Page to First Amendment to Financing Agreement]

EVERLAKE LIFE INSURANCE COMPANY, as a Lender
By: Blackstone Alternative Credit Advisors LP, pursuant to powers of attorney now and hereafter granted to it
By: /s/ Margaret McSpadden
Name: Margaret McSpadden
Title: Authorized Signatory
GN LOAN FUND LP, as a Lender
By: Blackstone Alternative Credit Advisors LP, its Investment Manager
By: /s/ Margaret McSpadden
Name: Margaret McSpadden
Title: Authorized Signatory
EMERALD DIRECT LENDING 3 LP, as a Lender
By: Blackstone Private Credit Strategies LLC, its investment advisor
By: /s/ Margaret McSpadden
Name: Margaret McSpadden
Title: Authorized Signatory
EMERALD CAMELLIA FUNDING LP, as a Lender
By: Emerald Camellia Funding GP LLC, its general partner
By: Emerald Aggregator Funding LP, its general partner
By: Emerald Aggregator Funding GP LLC, its general partner
By: /s/ Margaret McSpadden
Name: Margaret McSpadden
Title: Authorized Signatory
[Signature Page to First Amendment to Financing Agreement]

EMERALD MIMOSA FUNDING LP, as a Lender
By: Emerald Mimosa Funding GP LLC, its general partner
By: Emerald Aggregator Funding LP, its manager
By: Emerald Aggregator Funding GP LLC, its general partner

By: /s/ Margaret McSpadden
Name: Margaret McSpadden
Title: Authorized Signatory
BLACKSTONE CREDIT RATED FUND TRUST SPV LP, as a Lender
By: Blackstone Credit Rated Fund Trust SPV Associates LP, as general partner
By: GSO Holdings I L.L.C., its general partner

By: /s/ Margaret McSpadden
Name: Margaret McSpadden
Title: Authorized Signatory

[Signature Page to First Amendment to Financing Agreement]

MIZUHO CAPITAL MARKETS LLC, a Delaware limited liability company, as a Lender
By: Mizuho Securities USA LLC, in its capacity as manager

By: /s/ Michael Kowal
Name: Michael Kowal
Title: Managing Director
[Signature Page to First Amendment to Financing Agreement]

EOS LUXEMBOURG SCSP SICAV-RAIF - NOSTRO BLACKSTONE SUB-FUND, as a Lender
By: /s/ Benjamin Dansart
Name: Benjamin Dansart
Title: Manager

By: /s/ Gabriel Givert
Name: Gabriel Givert
Title: Manager

EOS LUXEMBOURG SCSP SICAV-RAIF-OPM BLACKSTONE SUB-FUND, as a Lender
By: /s/ Benjamin Dansart
Name: Benjamin Dansart
Title: Manager

By: /s/ Gabriel Givert
Name: Gabriel Givert
Title: Manager

[Signature Page to First Amendment to Financing Agreement]